TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus, dated May 1, 2014, as amended

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Transamerica Partners High Yield Bond

(the “Subaccount”)

The following replaces the information in the Prospectus relating to Aegon USA Investment Management, LLC under the section entitled “Transamerica Partners Portfolios - Transamerica Partners High Yield Bond Portfolio - Management.” Transamerica Asset Management, Inc. continues to serve as the Portfolio’s investment adviser.

Sub-Adviser:	Portfolio Managers:
Aegon USA Investment Management, LLC

Kevin Bakker, CFA, Co-Lead Portfolio Manager since 2015, Portfolio Manager since 2014

Benjamin D. Miller, CFA, Portfolio Manager since 2014

James K. Schaeffer, Jr., Co-Lead Portfolio Manager since 2015, Portfolio Manager since 2014

The following replaces the information in the Prospectus under the section entitled “Transamerica Partners Portfolios – Management of Transamerica Partners Portfolios - Portfolio Manager(s) – Transamerica Partners High Yield Bond”:

Name	Sub-Adviser	Positions Over Past Five Years

Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Co-Lead Portfolio Manager of the portfolio since 2015; Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007

Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2006; Research Analyst 1993 – 2006

James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Co-Lead Portfolio Manager of the portfolio since 2015; Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004

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Investors Should Retain this Supplement for Future Reference

February 12, 2015